Citi 2020 One-on-One Midstream/Energy Infrastructure Conference August 12-13, 2020

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

The Permian Basin: PhenomenalIntroduction Growth Driving Midstream Opportunities

Thanks to Our Work in 2019, at the Start of 2020, We Were Positioned for Another Strong Year

Strong Coverage

+

Lower Leverage

+

Simplified Structure/ Governance

+

No IDR Burden

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Maximized Self-Funding


NuStar
Energy L.P.
NYSE: NS

•Common Unit Price(1):		$15.61
•Distribution/CU/Year:		$1.60
•Yield(1):		10.2%
•Market Cap(1):		~$2 billion
•Credit Ratings:		
➢ *Moody's:*	*Ba2*	
➢ *S&P:*	*BB-*	
➢ *Fitch:*	*BB-*	
•Enterprise Value:		~$6 billion
•Total Assets:		~$6 billion
•Pipeline Miles:		~10,000
•Pipeline Volumes (2):		1.8MMBPD
•Storage Capacity:		~75MMB
•Storage Throughput Volumes(2):		514MBPD

1. As of August 10, 2020
2. Average daily volume for six months ended June 30, 2020

4

Then, in March, Facing Historic Volatility and Uncertainty, We Began Taking Action to Assure NuStar’s Stability 5

While 2Q Presented Historically Unprecedented Challenges, We Delivered Solid, Stable Financial Results... 2Q 2Q EBITDA (Continuing 2019 Operations) 2020 2Q 2019 2Q 2020 Debt-to- 5th Consecutive Quarter Debt-to-EBITDA EBITDA under 4.0X 2 3.95X2 3.94X 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 2 - Based on a rolling four quarters 6

…And Strong Operational Performance Across Our Footprint ★ Our pipeline segment saw solid rebound during 2Q, and our storage segment will continue to benefit well into 2021 from contango earlier in the year PIPELINE SEGMENT Transported over West Coast- 100% Point Tupper- 100% 138MM bbls Crude Central East Central East Region + Refined Products 6,000 Receipts Central West (Mbbls) 31,000 Central West Region Receipts (Mbbls) 5,300 April May June July East Coast- 100% 24,500 2020 2020 2020 2020 STORAGE April May June July SEGMENT 2020 2020 2020 2020 Successfully South Texas contracted 100% of 10,200 Receipts (Mbbls) our storage across 9,000 Gulf Coast- 100% our footprint 7,800 April May June July 2020 2020 2020 2020 7

And, Even Though Economic Environment Remains Uncertain, We Believe That the Balance of Our Business and the Location of Our Assets… NuStar Pipeline and Storage Segment NuStar Refined Products and Crude Revenues Revenues (% 2Q 2020 Revenues) (% 2Q 2020 Revenues) 58% 46% 54% 42% Pipeline Segment Storage Segment Crude Refined Products 8

… And Our Long-term Commitments From Creditworthy Customers… Pipeline Segment Contracted Revenues (% Q2 2020 Revenues) NuStar Investment-Grade (IG) Customers Take or Pay (% Q2 2020 Revenues) Contractual 44% Structurally 38% Exclusive Other Pipeline Segment 13% 18% ~60% IG 50% Storage Storage Segment Contracted Revenues Segment (% Q2 2020 Revenues) ~62% IG 37% Take or Pay 77% Contractual Other Investment-Grade Large Private or International (Not rated) 23% Other 9

…Will Continue to Assure NuStar Generates Healthy EBITDA, Across Cycles, in 2020 and Beyond 2019 2020 Results Guidance Midpoint of Adjusted 2020 $668 MM Guidance is $665-735 MM EBITDA 5% ABOVE 2019 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 10

In the Longer Term, We are Optimistic That Refined Products Demand Recovery is the First Step on the Road Back to Overall Recovery 11

U.S. Refined Products Demand is Expected to Recover to Almost 90% of Pre-COVID Gasoline and Diesel Demand by late 2020, and We Have Already Seen Even Stronger Rebound in the Markets We Serve U.S. Refined Products Demand ★ In the second quarter, refined (as a Percentage of products demand dropped by Pre-COVID Demand) 100% 24% compared to 2Q 2019, but 100% 96% by year-end 2020, gasoline and 86% 88% 89% 90% 91% 90% 82% diesel demand are expected to 76% recover to pre-COVID demand 80% levels of 88% and 90%, 70% respectively 60% ❑ The recovery of jet fuel 50% demand is expected to lag 40% one year behind gasoline and diesel demand, as the airline 30% industry continues to 20% experience low flight activity 10% 0% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 Gasoline Diesel Jet Fuel Total Refined Products Source: Wells Fargo 12

We are Encouraged With the Recovery in Refined Products Demand We Have Seen in the Markets NuStar Serves ~100% ~95% ~80% ~75% ~80% ~65% 13 1 - Comparison of year-over-year demand

… And U.S. Refinery Utilization has Already Begun to Rebound, Led by Resilient PADD 2 and PADD 3 Refiners, with Higher Utilization and Stronger Margins U.S. Refinery Utilization by PADD ★ Refinery utilization is forecasted PADD 4 90% 70% 80% to recover ahead of the rest of 92% 64% 85% U.S. 2019 COVID 2020 Low Exit the U.S. in PADD 2, or the PADD 5 Midcontinent, and PADD 3, or the Gulf Coast, where NuStar’s 89% 58% 63% PADD 2 PADD 1 92% 70% 88% 73% 45% 63% pipeline assets are primarily located NS Refined Products Pipeline ❑ Midcontinent refiners benefit NS Crude Pipeline PADD 3 from lower supply costs with NS Terminal 92% 74% 84% access to nearby Canadian Refinery crude and an abundance of U.S. Shale 2020 2021 ❑ Complex Gulf Coast refineries 15.00 process lower-cost heavy Weighted Average 10.00 crudes and maximize Refinery Net Margin by 5.00 production of high-margin PADD ($/bbl) - products (5.00) PADD I PADD II PADD III PADD IV PADD V Source: ESAI, EIA, Wood Mackenzie 14

… And Although Still Short of Pre-Pandemic Levels, Oil Prices Have Recovered Strongly From Negative Levels in April, Back up to the Low $40s ★ WTI plummeted from the mid $50s to negative levels in April 2020 WTI 12-Month Futures WTI Price Outlook ($/BBL) EIA ESAI JP Morgan $120 $15 Wells Fargo Rystad NYMEX Futures Contango $80 $100 $10 $80 $5 change net $ $60 $60 $0 $40 ($/BBL) $40 -$5 $20 $20 -$10 $0 -$15 $0 ★ Through the end of 2022, outlook for WTI prices range from $50 to $70, while WTI futures trade in the low $40s and remain short of Pre-COVID levels Source: Rystad Energy (7/27/2020), GlobalView (8/10/2020), JPMorgan (8/5/2020), Wells Fargo (7/24/2020), ESAI (7/31/2020), EIA (7/7/2020) 15

U.S. Shale Production Growth Recovery Will be Led by the Largest, Most Cost-efficient and Resilient U.S. Shale Play, the Permian Basin U.S. Shale Production Outlook (Pre-COVID left; Current right) ★ Even with widely publicized MMBPD concerns regarding post- 12 9.5 9.8 10 8.7 9.2 COVID demand destruction 8.2 7.7 8.1 8 and public E&P capital 4.2 4.3 4.4 4.2 3.7 3.4 spending cuts, the Permian 6 3.2 4 Basin’s production is still 5.4 2 4.4 4.9 4.4 5.2 4.6 4.6 expected: 0 2019 2020 2021 2022 ❑ To exit 2020 at 4.4MMBPD, Permian Rest-of-U.S. approximately 55% of the nation’s total shale output Permian Oil Production MMBPD (2015-2025) ❑ To exit 2021 at 4.6MMBPD 10 WTI @ $30 7.6 ★ Midland producers are 8 7.2 WTI @ $60 6.8 6.1 generating the lowest 6 5.0 breakeven costs of any basin 4.5 4 4.4 4.3 3.5 3.5 2 2.5 3.0 2.8 2.8 2.8 2.1 1.9 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Source: ESAI, East Daley Capital (August 2020) 16 CONFIDENTIAL

Our Trimmed-Down 2020 Strategic Spending Program is Focused on Low-multiple Projects to Grow With Our Permian Customers and to Reinforce Our Balance Across Our Portfolio Total Estimated Permian Crude 2020 Pipeline System ~$60MM in 2020 Strategic Spending: Gulf Coast Storage and Export ~$10MM in 2020 165-195MM N. Mexico Refined Products Supply ~$10MM in 2020 ★ We plan to spend at least 60% less in 2020 on capital projects than we did in 2019, the majority of which will be West Coast Bio-Fuel focused on the same key areas of opportunity we invested Storage in during 2019 ~$30MM in 2020 ★ We will only execute on low-multiple projects that enhance our existing footprint and improve our metrics ★ Through July 2020, we have spent ~$100MM (or 56% of the 2020 spending projection, at the midpoint) 17

PERMIAN CRUDE PIPELINE SYSTEM We Acquired Our Permian Crude System Because It Sits Squarely Over the Midland Basin’s Most Geologically Advantaged Acreage… MOST ACCESSIBLE, BEST RECOVERIES AND STACKED FORMATIONS … SUPERIOR GORs… Fairway Outlines MBOE NuStar Pipeline 500+ Spraberry 300 200 Wolfcamp A 150 Wolfcamp B 100 Wolfcamp C Wolfcamp Structure (TVDSS ft) Midland Fairways 24M CUM (MBOE 20:1) (1) Wolfcamp 24M GOR ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. Source: Barclays (January 2020) 18 CONFIDENTIAL

PERMIAN CRUDE PIPELINE SYSTEM Our “Core of the Core” Location has Attracted Our Top-Tier Customers ★ The quality of geological formations underlying our system attracts the strongest customers ❑ Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers ❑ ~80% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB rated entities1 NS System Producer-type1 Highest-Quality (% Average Daily Volume) “Rock” 39% Major …And Produce Attracts Efficient Growth Creditworthy, Private Across Cycles Diverse Producers 17% 44% Other Public …That Apply the Most Advanced Technology Producer Average Cost of Debt, Weighted by Acreage: 6.7%2 1 – June 30, 2020 MTD 19 2 – As of August 6, 2020

PERMIAN CRUDE PIPELINE SYSTEM Our Top-Tier Customers Continue to Drive Our System’s Performance, and Production has Recovered More Quickly Than the Rest of the Permian Basin ★ Our system’s throughput volumes are now NuStar’s System Throughput up 21% above May lows, while the rest of 280% Growth & Recovery is NuStar 247% the Permian has yet to register recovery in 240% Outpacing the Permian Basin production 200% ★ We averaged 400MBPD in the second 160% quarter, recovering to 434MBPD in July 120% Permian Basin 82% ★ We received nominations for August of 80% 444MBPD, and so far this month has 40% reflected continued growth Cumulative MonthlyGrowth (%) 0% ❑ We now expect throughput to remain above Feb-18 Feb-19 Feb-20 Aug-17 Aug-18 Aug-19 Nov-18 Nov-17 Nov-19 May-18 May-19 May-20 400MBPD through year end, up from May-17 previous guidance NS Permian Crude System Performance 435 453 395 500 ★ Our producers have over 500 drilled- (by$35 Quarter) 400 * Adjusted 370 450 uncompleted (DUCs) wells on the system $30 314 327 349 400 350 which they plan to bring online over 12- $25 266 300 $20 18 months 211 $39 $38 250 187 $35 $33 $15 159 $31 200 ❑ With low breakevens, these DUCs will 139 $27 $27 $23 150 $10 $19 support volume, even if prices turn lower 100 $14 $5 $12 $12 and provide an important platform for $7 50 growth until rig counts start to recover $0 0 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20* 2Q20 EBITDA ($MM) System Receipts (Avg MBPD) Source: EIA Drilling Productivity Report (July 11, 2020) 20

PERMIAN CRUDE PIPELINE SYSTEM Our System’s DUC Inventory Will Help Our Customers Maintain Steady Production on Our System as Rig Activity Recovers Permian Production and Rig Growth ★ In April, low oil prices incentivized Since January 2018 6,000 500 producers to significantly reduce rig activity 5,000 and well completions, which resulted in a 400 4,000 rapid increase in Permian DUC inventories 300 3,000 200 ★ Because the Permian DUC inventories grew 2,000 so rapidly, rig count data is currently less 1,000 100 relevant to near-term production growth 0 0 ★ DUCs are now an important consideration in understanding production potential Production (LHS) Rig Counts (RHS) ❑ In 2018 and 2019 during the peak of our U.S. Drilled Wells Awaiting Completion Ratio system’s growth, our producers 90% completed approximately 500 wells 80% each year within our system 70% 60% ❑ Our system has over 500 DUCs that we 50% 40% 82% expect to be completed over the next 63% 62% 63% 64% 66% 69% 69% 70% 64% 65% 67% 70% 67% 12-18 months 30% 63% 63% 78% 20% 10% 0% Source: Baker Hughes (July 2020), ESAI (July 2020), Rystad Energy (June 2020) 21

WePERMIAN Are Continuing CRUDE to EXPAND PIPELINE and CONNECT SYSTEM Our Permian Crude System to NewTexas Wells Shale and Pipeline to Third +- PartyExport Pipelines Projects-: inWe Step Are WithContinuing Our Customers’ to EXPAND and NeedsWithCONNECT the “Backbone” Our Permian of CrudeOur System System Complete,- to New Wells We Plan and to to Grow Third in-Party StepPipelines With- Ourin Step Customers’ With Our Needs Customers’ as Crude Needs Demand/Price Rebounds May 2017 Current Dedicated Acres 500,000 Scurry Borden AMI 5,000,000 Colorado System Capacity 220,000 700,000 NS CO CITY City Receipt Points 122 293 TERMINAL Pipeline Miles ~600 ~936 • PAA SUNRISE II Storage (bbls) 900M 1.6MM NS BIG SPRING • PAA BASIN TERMINAL • BRIDGETEX • SUNOCO PE & DELEK BIG SPRING Martin Mitchell WTG REFINERY Howard CENTURION PIPELINE Third-Party Connections CENTURION SCR STATION NuStar Truck Unloading Facilities ENTERPRISE NS STANTON SUNPET NuStar Terminals PAA TERMINAL Glasscock MidlandMidland EPIC Upton SUNOCO MIDKIFF Reagan 22

GULF COAST STORAGE & EXPORT U.S. Crude Exports are Expected to Recover and Grow Gradually as Production Exceeds U.S. Refiner Demand 2.2MMbpd U.S. Export Growth New capacity from Permian Mid 2019 - 2024 long-haul projects in-service 2H 2019 and early 2020 Exports from U.S. to Europe increase Exports from U.S. 450 MBPD to Asia increase 0.9MMbpd or 30% 200 MBPD Growth in U.S. exports through 2024 after long-haul projects commence service 4Q 2020 United States expected to become a sustainable net exporter of crude oil and petroleum products Midstream Solutions 3.48 3.79 2.98 2.95 2.92 Ensuring that exports and 2.27 2.00 MMBPD related infrastructure keeps 1.16 pace with that expected growth 0.59 represents the next large-scale logistics dislocation requiring 2016 2017 2018 2019 2020 2021 2022 2023 2024 midstream solutions Source: ESAI CONFIDENTIAL 23

GULF COAST STORAGE & EXPORT

Gulf Coast Exports Held Up Well Through 2Q, and the Port of Corpus Christi Remains the Leading U.S. Crude Export Hub

- A significant proportion of the volumes transported on the additional 2.1MMbpd of new long-haul pipeline capacity from the Permian to the Corpus area is moving out over Corpus dock facilities
- Corpus Christi, historically a regional refinery and domestic marine delivery hub, has evolved into a major crude oil export hub
  - At the end of 2019, Corpus Christi exceeded one third of the total 3.0 MMbpd of Gulf Coast exports
  - In July, Corpus Christi exports recovered to pre-COVID levels of 1.5MMbpd
  - Analysts expect Corpus Christi exports to remain steady during the near-term with upside potential as global crude demand recovers in late 2021


U.S. Gulf Coast Crude Oil Exports by Hub
Corpus Christi exports have grown from 0.4MMbpd to over 1.5MMbpd and have held up post-COVID
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Corpus Christi
Houston
Beaumont
Louisiana

Source: RBN Energy

24

GULF COAST STORAGE & EXPORT We are Exporting Permian Barrels for Trafigura From Our Corpus Christi Facility on Our Expanded South Texas Footprint ★ We have completed our project for Trafigura to connect our existing South Texas Crude System with PAA’s Cactus II to transport Permian barrels to our Corpus Christi North Beach facility for export: ❑ In August 2019, we began transporting WTI via our South Texas system 16” pipeline from a connection to PAA’s Cactus II pipeline to our Corpus Christi North Beach Terminal ❑ In September 2019, we Summer 2020 completed construction on a new 30” pipeline from a connection in Taft, TX to our Corpus Christi North Beach Terminal and in 1H20 we also completed 600Mbbls of storage at Corpus Christi, which has brought our capacity at the facility to 3.9MMbbls ★ Taft, TX is evolving into the point of convergence for all three new pipelines and offers shipper optionality to deliver to either side of the ship channel (Ingleside or Corpus Christi) ❑ In August 2020, we expect to complete a connection to Gray Oak in Taft, and we will continue to evaluate connecting to other pipelines as warranted by the recovering demand and our customers needs 25

GULF COAST STORAGE & EXPORT We are Also Exporting Permian Long-haul Barrels From Our Corpus Christi North Beach Terminal 100 Series 1.0MMbbl 400 Series 1.7MMbbl 200 Series +0.4MMbbl Remaining Footprint 1.2MMbbl Dock 15 Dock 16 Dock 2 Dock 1 (Light-loaded Suez) (Pana) Inland Barge (Light-loaded Suez) In-bound Capacity Storage Capacity Out-bound Capacity Current total: 1.2MMbpd Current total: 3.9MMbbl Current total: 1.2MMbpd • South Texas Crude System 16” Pipeline • Potential 0.4MMbbl • Ship docks - 750Mbpd to 1.0MMbpd - 240Mbpd • Refinery pipelines - 220Mbpd • Taft 30”- 720Mbpd and expandable • Harvest 16” Pipeline - 240Mbpd ★ Our Corpus Christi North Beach Terminal is Average CCCS Throughputs now receiving barrels from our South Texas MBPD Average CCCS Crude Oil Pipeline System, our 12” Three Throughputs Rivers Supply Pipeline and our new 30” 600 673 CCCS MVCs pipeline from Taft, as well as from third- 591 462 400 party pipeline connections 440 386 200 ❑ Average throughputs have rebounded 296 253 279 from our low in May to back to almost 0 MVC levels in July July Oct Jan April May June July 2019 2019 2020 2020 2020 2020 2020 26

GULF COAST STORAGE & EXPORT Our St. James Terminal is a World-class Facility That We Will Continue to Connect and Equip as Demand Grows and the Hub Evolves ★ We are developing projects to ensure that, as in-bound pipeline volumes grow, we have the connectivity and capability those barrels require for handling, storage, blending, batching and export ★ Our facility is evolving into an “outward-facing” platform that provides targeted service: receiving a diverse crude slate and storing, blending and delivering a customized “cocktail” to local, as well as other U.S. and international, destinations, according to our customers’ specific needs ⭐ Bayou Bridge 24” ⭐ Zydeco 18” ⭐ Marathon 30” ⭐ LOCAP 48” ⭐ ExxonMobil 16” & 24” ⭐ ⭐ Crimson 16” Shell Norco 1.5MM BPD* ⭐ Ship Shoal 20” (via LOCAP 30” ⭐ Future: Capline 40” (late 2021) /Maurepas 24”) Pipelines- 3.5MMbpd (+ Capline reversal) Unit Trains- 100Mbpd 9.9MM bbls (expandable +5MMbbls) *Year-end 2020 local refinery connectivity 27

GULF COAST STORAGE & EXPORT Our Unit Train Facility Benefits From WCS/Bakken Price Dislocations From Pipeline Constraints PLUS Our Key Connectivity Will Benefit From Export Growth as Those Constraints are Resolved ★ Prior to March, the lack of long-haul pipeline capacity to transport WCS supply to Gulf Coast demand generated price differentials that supported unit train economics ❑ We have contract commitments for 30MBPD through April 2022 ❑ As Canadian production ramps back up, this price dislocation is expected to re-emerge and continue until Enbridge Line 3 is in service, now estimated to occur in 2021-22 ★ We can also handle light Bakken barrels with our rail facility, which may be an attractive alternative to DAPL MBPD Canadian Crude Oil Production Outlook 6,000 Rail Opportunity ★ We continue to work to assure our facility is connected to 5,000 the pipeline projects in progress to debottleneck shale 4,000 plays, the region, as well as the Midwest and beyond ❑ In March 2019, Bayou Bridge began bringing WTI light, 3,000 Bakken and Canadian barrels either for export or local 2,000 use 1,000 ❑ As soon as late-2021, Capline owners plan to reverse its service to bring WTI, heavy Canadian and Bakken 0 crude for use in regional refineries and export to other locations Production Pipeline Takeaway Capacity Source: ESAI 28

N. MEXICO REFINED PRODUCTS SUPPLY Mexico’s Refined Products Demand is Expected to Continue to Exceed Its Infrastructure’s Capacity ★ Mexico refineries currently Gasoline and Diesel Production operate around 35% of MBPD at Pemex Refineries nameplate capacity due to 600 weak returns and historical 500 under-investment ❑ In 2019, utilization 400 fluctuated between 30% 300 and 55% of capacity ❑ Utilization is estimated to 200 average 37% in 2020 and 100 40% in 2021 - Gasoline Diesel Source: Petroleos Mexicanos (PEMEX), ESAI 29

N. MEXICO REFINED PRODUCTS SUPPLY We Have Completed Two Projects to Help Remedy Mexico’s Supply Shortfall ★ We recently completed service on two projects that address the supply imbalance in Northern Mexico: ❑ Nuevo Laredo project for Valero ➢ Odem pipeline, Dos Laredos pipeline and Nuevo ❑ Nuevo Laredo terminal expansion Laredo Project ➢ ~28Mbpd new capacity with take-or-pay volumes on seven-year contract term ❑ Valley Pipeline expansion for major customers completed in September 2019 ➢ 45Mbpd new capacity with seven-year contract term ➢ Open season was fully subscribed ❑ Valley Refined Products Supply Project 30

WEST COAST BIO - FUELS STORAGE Aggressive West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Dislocations That Require Midstream Solutions ★ Regulatory priorities on the West Coast are dramatically International Tacoma increasing demand for bio-fuels in the region Exports ★ At the same time, obtaining permits for greenfield Vancouver projects in the region is difficult, which increases the Portland value of existing assets ★ Our terminals have the access to facilities necessary to Singapore Midwest receive bio-fuels from outside the region and to provide Supply Supply a base for distribution of bio-fuel products across the West Coast Transportation Fuel Supply With LCFS Compliance From Petroleum Diesel Alternatives Selby NV and AZ Exports 250 1020 1000 200 BPD Pittsburg Stockton BPD 980 150 960 940 housand 100 Gulf 920 Wilmington 900 50 Coast 880 Volume, T Volume, Supply 0 860 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Diesel Gasoline Volume, Thousand Volume, Gasoline Fossil Diesel Biomass-Based + Renewable Diesel CaRFG Source: IHS Markit © 2018 IHS Markit 31

WEST COAST BIO - FUELS STORAGE NuStar is Partnering With Key Customers to Develop Necessary Bio-Fuels Storage Projects at Several of Our West Coast Facilities ★ We have established ourselves as an early mover and leader in the bio-fuels transportation market by developing and completing a number of bio-fuels projects ★ These projects coupled with our customers on the West Coast have allowed NuStar to capture market share and build important customer relationships with key global producers ❑ Our facilities are positioned to benefit as the bio-fuels market continues to grow and third parties announce new production and conversion supply projects for renewable diesel, renewable jet, ethanol and other bio-fuels Complete NS West Coast Terminals Bio-fuel Growth (MBPY) Convert 36,000 Bbls to biodiesel 2017 Portland 1,600 Convert 57,000 Bbls to renewable diesel 1,446 2018 1,400 2019 Selby Construct truck-loading for renewable diesel 1,241 2020 YTD 1,200 Convert 30,000 Bbls to biodiesel 1,014 1,000 Convert 73,000 Bbls to renewable diesel and 883 784 expand renewable diesel handling to all 15 rail 800 714 Stockton spots 582 645 600 Convert 151,000 Bbls to renewable diesel 452 408 400 356 Connect to railcar ethanol offload facility 200 147 136 Convert 160,000 Bbls to renewable diesel 102 0 Wilmington Reconfigure dock for enhanced marine capability Portland Selby Stockton Wilmington 32

For the Rest of 2020, We Intend to Stay Focused on Our Priorities… 33

At NuStar, We Have Always Believed That Our Culture is Integral to Building Long-term Value ★ We recognize that building long-term, steady, solid growth for our unitholders takes more than great capital assets in advantaged locations, financial discipline and strategic planning ★ Our culture also strongly values the other key elements necessary for long-term growth: Alignment Partnership Protection ❑ Aligning our policies and ❑ Partnering with our ❑ Protecting our employees practices with our communities to assure we through our top-tier safety unitholders’ interests take an active role in practices and competitive through transparent, improving and contributing compensation and benefits responsive governance to the towns, counties and and protecting the states where we live and environment with work responsible, conscientious operations and training 34

Our Governance is Aligned With Our Unitholders’ Interest No IDRs Annual Unitholder Meetings NS Board of Directors 98% Attendance for 2019 Board & Committee Meetings 78% Independent Directors 11% Women Nominating, Compensation Audit Committee Governance & Committee Conflicts Committee Majority of Officers’ Compensation Tied to Performance and Unit NS Management Returns Sustainability Governance, Ethics & Cyber Risk Governance Committee Compliance Committee Committee 35

Protecting Our People and Our Environment Through Safe, Responsible Operations is NuStar’s #1 Priority… ★ Our safety statistics reflect our commitment to safe, responsible operations ❑ In 2019, as in years past, we performed substantially better than our peers ✓ 21.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ✓ 4.6 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ❑ ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ❑ Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ❑ 85% of our U.S. terminals are VPP-certified 1 – Industry averages derived from 2011-2018 Bureau of Labor Statistics (BLS) Data. 2018 averages carried forward to 2019 for illustration purposes. 36

… And We Continue to Prioritize Taking Care of Our Employees and Contributing to Our Communities Ranked Ranked Ranked #13! #62! #46! ★ NuStar has been recognized for its strong corporate culture with numerous awards ❑ NuStar has been recognized 11 times in Fortune’s Annual “100 Best Companies to Work For” list ★ NuStar employees contributed 83,000 volunteer hours in 2019 alone ❑ NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size ❑ NuStar’s total 2019 contribution was $3.2 million ★ Each year since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ❑ The tournament has generated an aggregate of over $42 million for Haven for Hope 37

APPENDIX 38

Debt Maturity Schedule ★ In March 2020, we renewed our revolver through October of 2023 ★ In April 2020, we entered into a three-year, $750 million unsecured term loan agreement with Oaktree Capital Management, L.P. to increase our liquidity and to address near-term debt maturities ★ Debt neutral transaction ★ To date, only $500 million has been drawn with an option to draw down an additional $250 million, if necessary Debt Maturities $750 (As of 6/30/2020) Term Loan ($MM) Receivables Financing $611 Sub Notes GO Zone Financing $500 Senior Unsecured Notes Revolver $349 $500 $49 $550 $250 $500 $450 $403 $300 $322 $250 $111 $0 2020 2021 2022 2023 2026 2027 2038-2041 2043 39

Capital Structure as of June 30, 2020 ($ in Millions) $1.0B Credit Facility $111 Series D Preferred Units $592 Term Loan (12.00%) 500 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.80%) 450 Common Equity and AOCI $707 1 NuStar Logistics Notes (4.75%) 250 Total Equity 2,055 NuStar Logistics Notes (5.625%) 550 Total Capitalization $5,489 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 49 Finance Lease Liability 60 Other (61) Total Debt $3,434 ★ As of June 30, 2020: ❑ Credit facility availability ~$885MM ❑ Debt-to-EBITDA ratio2 3.94x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 40

Reconciliation of Non-GAAP Financial Information 41

Reconciliation of Non-GAAP Financial Information (continued) 42

Reconciliation of Non-GAAP Financial Information (continued) For the year ended December 31, 2020 43

Reconciliation of Non-GAAP Financial Information (continued) 44